Exhibit 1.1

9,070,643 Shares

PRIORITY TECHNOLOGY HOLDINGS, INC.

Common Stock

UNDERWRITING AGREEMENT

January 15, 2025

Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, 4th Floor

New York, New York 10019

and

TD SECURITIES (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

As Representatives of the Underwriters listed in Schedule A hereto

Ladies and Gentlemen:

The several stockholders of Priority Technology Holdings, Inc., a Delaware corporation (the “Company”) named in Schedule B hereto (each, a “Selling Stockholder” and collectively, the “Selling Stockholders”) severally propose to sell to the several underwriters named in Schedule A hereto (the “Underwriters”) pursuant to the terms set forth herein (this “Agreement”) an aggregate of 9,070,643 shares (the “Firm Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Certain of the Selling Stockholders also granted to the Underwriters an option to purchase up to an additional 1,360,596 shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares.” Keefe, Bruyette & Woods, Inc. and TD Securities (USA) LLC have agreed to act as Representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Shares. To the extent there are no additional underwriters listed on Schedule A, the term “Representatives” as used herein shall mean you, as Underwriters, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-283519) covering the public offering and sale of certain securities of the Company, including the Shares, under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), which registration statement has become effective. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendment thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the Securities Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement”; provided, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendment thereto as of the time of the first contract of sale for the Shares, which time shall be considered the “new effective date” of the Registration Statement with respect to the Shares within the meaning of Rule 430B(f)(2), including the exhibits and schedules thereto as of such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. Each preliminary prospectus supplement and the base prospectus used in connection with the offering of the Shares, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act immediately prior to the Applicable Time (as defined below), are collectively referred to herein as a “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement relating to the Shares in accordance with the provisions of Rule 424(b) of the Securities Act Regulations (“Rule 424(b)”). The final prospectus supplement and the base prospectus, in the form first furnished to the Underwriters for use in connection with the offering and sale of the Shares, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act immediately prior to the Applicable Time (as defined below), are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 10:00 p.m., New York City time, on January 15, 2025 or such other time as agreed by the Company, the Selling Stockholders and the Representatives.

“Pricing Disclosure Package” means each Issuer General Use Free Writing Prospectus, the most recent preliminary prospectus furnished to the Underwriters for general distribution to investors prior to the Applicable Time, and the pricing information conveyed orally to investors, and as set forth on Schedule A hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to investors, as evidenced by its being specified in Schedule C hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the Applicable Time; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”) incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the Applicable Time.

SECTION 1.                Representations and Warranties.

(a)               Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and each Selling Stockholder at the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i)                             Compliance of the Registration Statement, the Prospectus and Incorporated Documents. The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement is a shelf registration statement, and the offer and sale of the Shares is registered by the Company on such shelf registration statement. Each of the Registration Statement and any post-effective amendment thereto has become effective under the Securities Act and the initial effective date of the Registration Statement is not more than three years before the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Securities Act Regulations (“Rule 401(g)(2)”) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, as of each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2), at the Closing Time and at any Date of Delivery, complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed or is hereafter filed with the Commission, at the Closing Time and at any Date of Delivery, complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and are and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

(ii)                          Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at its effective time, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such incorporated documents were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as the case may be, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required. There are no business relationships or related person transactions involving the Company or any Subsidiary (as defined herein) or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or any amendment thereto or the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the list of Underwriters and their respective allocation of Shares, the second, third, fifth and sixth sentence of the first paragraph under the heading “Underwriting Discount” and the information under the heading “Price Stabilization, Short Positions, and Penalty Bids,” and the information under the heading “Electronic Distribution” each under the heading “Underwriting,” in each case, contained in the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)                        Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, including any document incorporated by reference therein, that has not been superseded or modified. If, at any time prior to or as of the Closing Time and following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (A) the Company has promptly notified or will promptly notify the Representatives thereof and (B) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(iv)                         Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto and (B) at the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(v)                           Independent Accountants. Ernst & Young LLP, the accounting firm that certified the financial statements and supporting schedules of the Company that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is (i) an independent public accountant as required by the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), (ii) a registered public accounting firm, as defined by the PCAOB, which has not had its registration superseded or revoked and which has not requested that such registration be withdrawn, and (iii) with respect to the Company, is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission.

(vi)                         Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company and its consolidated Subsidiaries (as defined below) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, comply in all material respects with the requirements of the Securities Act and present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries (as defined below). The financial statements of the Company and its consolidated Subsidiaries (as defined below) have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus. To the extent applicable, all disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus is updated as necessary to comply with the requirements of the Securities Act and the Commission’s rules and guidelines applicable thereto and present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply.

(vii)                      No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse effect, or any development that would reasonably be expected to result in a material adverse effect, (i) on the general affairs, condition (financial or otherwise), business, properties, prospects, management, financial position, shareholders’ equity, assets, liabilities or results of operations, of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (ii) in the ability of the Company to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (each of (i) and (ii) a “Material Adverse Effect”), (B) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of the Subsidiaries, (C) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise, (D) the Company has not purchased any of its outstanding capital stock and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or (E) there has been no material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(viii)                    Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(ix)                         Good Standing of Subsidiaries. Each subsidiary (as defined in Rule 405 under the Securities Act) of the Company (each, a “Subsidiary”) has been duly organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation, formation or organization, has the requisite corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly qualified as a foreign corporation or other business entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party. The only Subsidiaries of the Company are those listed on Schedule D hereto. The only Subsidiaries of the Company are (A) the subsidiaries listed on Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, (B) subsidiaries formed since the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 ((A) and (B) collectively, the “Significant Subsidiaries”) and (C) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X. Except for the Subsidiaries, the Company does not own beneficially, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests in any corporation, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.

(x)                           Capitalization. The authorized, issued and outstanding capital stock of the Company is as follows: the Company has 1,000,000,000 shares of Common Stock authorized and 81,810,597 shares of Common Stock outstanding, 100.000.000 share of preferred stock authorized and no shares of preferred stock outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.

(xi)                         Company Equity Awards. With respect to any stock options, restricted stock or other equity awards (the “Equity Awards”) granted pursuant to any compensation plan of the Company or its Subsidiaries providing for the issuance of Equity Awards (the “Company Plans”), (A) each grant of an Equity Award was duly authorized no later than the date on which the grant of such Equity Award was by its terms to be effective by all necessary corporate action, and (B) each such grant was made in accordance with the terms of the Company Plans and in material compliance with all other applicable laws and regulatory rules or requirements.

(xii)                      Authorization of Agreement. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by the Company.

(xiii)                    Securities Offerings. All offers and sales of the Company’s capital stock and debt or other securities prior to the date hereof were made in compliance with or were the subject of an available exemption from registration under the Securities Act and the Securities Act Regulations and all other applicable state and federal laws or regulations, or any actions under the Securities Act and the Securities Act Regulations or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.

(xiv)                     Authorization and Description of Shares. The Shares have been duly authorized and are validly issued and fully paid and non-assessable; the Shares conform to all statements relating to Common Stock contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such statements conform to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability for the debts of the Company by reason of being such a holder; and the Shares are not subject to the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company, except to the extent such rights have been duly waived. All such waivers have been provided to the Underwriters and are in full force and effect. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of the Subsidiaries other than those described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(xv)                       Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person registration rights or other similar rights to have any securities registered for resale pursuant to the Registration Statement or otherwise registered for resale or sold by the Company under the Securities Act by reason of filing of the Registration Statement with the Commission or by reason of the sale of the Shares by the Company pursuant to this Agreement other than any rights that have been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or duly waived.

(xvi)                     Summaries of Legal Matters. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Capital Stock” and under the captions “Government Regulation and Payment Network Rules” and “Legal Proceedings” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, insofar as they purport to describe legal matters or provisions of the laws and regulations or documents referred to therein, are accurate, complete and fair in all material respects; and the statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Material U.S. Federal Income Tax Consequences to Non-U.S. Holders of Common Stock”, insofar as they purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Shares.

(xvii)                  Absence of Defaults and Conflicts. The Company is not in violation of its Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), or Amended and Restated Bylaws (the “Bylaws”); none of the Subsidiaries is in violation of its charter, bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), or in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for such violations or defaults that have not and would not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and therein, and in the Registration Statement and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect); nor will such action result in any violation of the provisions of the Charter or Bylaws of the Company or the charter, bylaws or other organizational document of any Subsidiary; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations (except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(xviii)                Nasdaq Compliance. The Company is in compliance in all material respects with the requirements of The Nasdaq Capital Market (“Nasdaq”) for continued listing of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. The transactions contemplated by this Agreement will not contravene the rules or regulations of Nasdaq.

(xix)                     Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, singly or in the aggregate, has had or would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of the Significant Subsidiaries is engaged in any unfair labor practice; except for matters which have not and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) there is (1) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Significant Subsidiaries before the National Labor Relations Board or any similar domestic or foreign body, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (2) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Significant Subsidiaries and (3) no union representation dispute currently existing concerning the employees of the Company or any of the Significant Subsidiaries, (B) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Significant Subsidiaries and (C) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) or any similar domestic or foreign law or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Significant Subsidiaries.

(xx)                       Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, if determined adversely to the Company or any Subsidiary, individually or in the aggregate, would reasonably be expect to result in a Material Adverse Effect, or which could materially and adversely affect the properties or assets thereof, nor, to the Company’s knowledge, is there any basis for any such action, suit, inquiry, proceeding or investigation; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, if determined adversely to the Company or any Subsidiary, individually or in the aggregate, would not reasonably be expect to result in a Material Adverse Effect.

(xxi)                     Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xxii)                  Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body is necessary or required for the performance by the Company of its obligations under this Agreement in connection with the offering or sale of the Shares or the consummation of the transactions contemplated in this Agreement prior to the Closing Time, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the rules of Nasdaq, the securities laws of any state or non-U.S. jurisdiction or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Shares is true, complete, correct and compliant in all material respects with FINRA’s rules, and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or National Association of Securities Dealers Conduct Rules are true, complete and correct in all material respects.

(xxiii)                Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, registrations, memberships, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such Governmental License or result in any other material impairment of the rights of any such Governmental License; all of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses. Neither the Company nor any of its Subsidiaries has failed to file with applicable regulatory authorities any material statement, report, information or form required by any applicable law, regulation or order, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.

(xxiv)                 Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any Subsidiary. All of the leases and subleases under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect and are held under valid, subsisting and enforceable leases, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxv)                   Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), systems, technology, trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or possess such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement or misappropriation of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which could render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein.

(xxvi)                 Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries, (D) there are no events or circumstances that would be reasonably expect to result in forming the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws, and (E) none of the Company or any of its Subsidiaries anticipate material capital expenditures relating to Environmental Laws.

(xxvii)  ERISA. Each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company or any Subsidiary or any member of the Company’s “control group” (within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”) for employees or former employees of the Company and its affiliates (“Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code. No “prohibited transaction,” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such Plan excluding transactions effected pursuant to a statutory or administrative exemption. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” (as defined under ERISA) established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates, if such employee benefit plan were terminated, could have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, the Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which could cause the loss of such qualification. With respect to each Plan subject to Title IV of ERISA, the minimum funding standard of Section 302 of ERISA or Section 412 of the Code, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period) and the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan). There is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign agency. As used in this paragraph, the term “ERISA Affiliate” means, with respect to any person, a corporation, trade or business that is, along with such person, a member of a controlled group (as described in Section 414 of the Code or Section 4001 of ERISA).

(xxviii)            Internal Control Over Financial Reporting. The Company and each of its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act Regulations) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer and is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement is accurate and fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. The systems of internal control over financial reporting of the Company and its Subsidiaries are overseen by the Audit Committee of the Board of Directors of the Company in accordance with Nasdaq rules and regulations. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, (i) there has been no material weakness in the Company’s internal control over financial reporting (whether or not remediated), (ii) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting and (iii) the Company has not been advised of (a) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any Subsidiary to record, process, summarize and report financial data, or any material weaknesses in internal controls, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of the Subsidiaries.

(xxix)                 Disclosure Controls and Procedures. The Company and its Subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15 of the Exchange Act Regulations), which (A) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company and its Subsidiaries to allow timely decisions regarding disclosure, (B) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter, and (C) were then effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company’s and each Subsidiary’s disclosure controls and procedures described above, the Company is not aware of (1) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or its Subsidiaries’ ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or its Subsidiaries’ internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no changes in internal controls or in other factors that would significantly and adversely affect internal controls. Within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board of Directors a material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in internal control over financial reporting, any violation of, or failure to comply with, the Sarbanes-Oxley Act or the Exchange Act, or any matter related to internal control over financial reporting which, if determined adversely, would result in a Material Adverse Effect.

(xxx)                   Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxi)                 Pending Procedures and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.

(xxxii)              Payment of Taxes. All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been timely filed (taking into account any valid extensions) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which have been or will be promptly contested in good faith and as to which adequate reserves have been provided in the Company’s financials in accordance with GAAP. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no material tax deficiency that has been or would reasonably be expected to be asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.

(xxxiii)            Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged including, but not limited to, policies covering real and personal property owned or leased by the Company and each Subsidiary against theft, damage, destruction, acts of vandalism and earthquakes; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. All such insurance is fully in force as of the date hereof.

(xxxiv)             Investment Company Act. The Company is not, and upon the sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(i)                             Absence of Manipulation. Neither the Company nor any of the Subsidiaries, nor any affiliates (as such term is defined in Rule 501(b) of the Securities Act Regulations (each, an “Affiliate”)) of the Company or its Subsidiaries, has taken, directly, or indirectly, and neither the Company nor any of the Subsidiaries, nor any Affiliates of the Company or its Subsidiaries, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.

(ii)                          Foreign Corrupt Practices Act. None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries, any of the respective Affiliates of the Company or any of its Subsidiaries or any other person associated with or acting on behalf of the Company or any of its Subsidiaries or their respective Affiliates has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, payment, promise or authorization of any direct or indirect unlawful payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any foreign or domestic government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for public office) from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any applicable law or regulations implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under the Bribery Act 2010 of the United Kingdom, or any applicable anti-bribery or anti-corruption statute or regulation; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its Subsidiaries and their respective Affiliates have conducted their businesses in compliance with the FCPA and all other applicable anti-bribery and anti-corruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(iii)                        Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries and, to the knowledge of the Company, their respective Affiliates, are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable anti-money laundering statutes of all jurisdictions where the Company and its Subsidiaries and their respective Affiliates conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or body (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court, governmental agency or body involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened. The Company and its Subsidiaries and, to the knowledge of the Company, their respective Affiliates, have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws.

(iv)                         OFAC. None of the Company, any of the Subsidiaries or any officer or director of either the Company or any Subsidiary, nor, to the knowledge of the Company, any agent, employee, Affiliate or person acting on behalf of the Company or any of the Subsidiaries is or has been (A) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (i) Cuba, Iran, North Korea, Syria, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065 (“Sanctioned Countries”), (ii) the government of any Sanctioned Country, (iii) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (iv) any person, entity or organization made subject of any sanctions administered or enforced by the United States Government, including, without limitation, the list of Specially Designated Nationals (“SDN List”) of the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or by the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC; (B) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States laws, rules or regulations; (C) is a person, entity or organization currently the subject of any Sanctions; or (D) located, organized or resident in any Sanctioned Country.

(v)                           Relationship. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act or Securities Act Regulations to be described in the Registration Statement and/or the Prospectus and that is not so described.

(vi)                         No Restrictions on Subsidiaries. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

(vii)                      Statistical and Market-Related Data. The statistical and market-related data contained in the Registration Statement and Prospectus are based on or derived from sources which the Company believes are reliable and accurate, in each case in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(viii)                    Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Time and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives and included in Schedule C hereto or any electronic road show or other written communications reviewed and consented to by the Representatives and listed on Schedule C hereto (each a, “Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Company Additional Written Communication based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the Underwriter Information.

(ix)                         Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (A) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (B) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(x)                           Lock-Up Agreements. Each of the Company’s officers, as defined by Rule 16a-1(f) of the Exchange Act Regulations, and directors, in each case as listed on Schedule E hereto, has executed and delivered lock-up agreements as contemplated in Section 7(o) hereof.

(xi)                         No Fees or Advisory Rights. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement. No person has the right to act as a financial advisor to the Company in connection with the offer and sale of the Shares.

(xii)                      Derivative Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than options issued under the Company’s shareholder-approved benefit plans) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its Subsidiaries or for the account of a customer of the Company or one of its Subsidiaries, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed by the Company to be financially responsible. The Company and each of its Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and the Company has not received notice of any breaches, violations or defaults or allegations or assertions of such by any party thereunder except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xiii)                    Termination of Contracts. Except as would not have a Material Adverse Effect, neither the Company nor any Significant Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Disclosure Package and Prospectus, or referred to or described in, or filed as an exhibit to, the Pricing Disclosure Package and Prospectus, and no such termination or non-renewal has been threatened by the Company or any Significant Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement; and there are no contracts or documents of the Company or any of the Significant Subsidiaries that are required to be described in the Pricing Disclosure Package and the Prospectus or to be filed as exhibits thereto by the Securities Act or by the rules and regulations of the Commission thereunder that have not been so described and filed.

(xiv)                     Off-Balance Sheet Transactions. There is no transaction, arrangement or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity which is required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (other than as disclosed therein).

(xv)                       Margin Rules. The application of the proceeds received by the Company from the sale and delivery of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Federal Reserve or any other regulation of the Federal Reserve.

(xvi)                     Cybersecurity. (A) There has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its Subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its Subsidiaries, equipment or technology (collectively, “IT Systems and Data”) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) neither the Company nor its Subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (C) the Company and its Subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to reasonably designed to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(b)               Representations and Warranties by the Selling Stockholders. Each of the Selling Stockholders represents and warrants, as to itself, and severally and not jointly with any other Selling Stockholder, to each of the Underwriters at the date hereof, the Applicable Time and the Closing Time, and agrees with each Underwriter, as follows:

(i)                   Consents. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained, except where the failure to obtain any such consent, approval, authorization or order would not reasonably be expected to have a Material Adverse Effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement and except such as may be required by the Securities Act, the Exchange Act, the Nasdaq Market, FINRA or the securities or Blue Sky laws of the various states or non-U.S. jurisdictions in connection with the offer and sale of the Shares.

(ii)                   Authorization. The Selling Stockholder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all actions required to be taken for the due and proper authorization, execution and delivery by the Selling Stockholder of this Agreement and the consummation by the Selling Stockholder of the transactions contemplated hereby have been duly and validly taken. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(iii)                Organization. The Selling Stockholder has been duly incorporated (or organized or formed) and is validly existing and in good standing as a corporation (or limited liability company, limited partnership or other entity) and to enter into and perform its obligations under this Agreement, except, in each case, as would not reasonably be expected to have a Material Adverse Effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement.

(iv)                 No Defaults or Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein (including sale of the Shares to be sold by Selling Stockholder hereunder) and compliance by the Selling Stockholder with its obligations hereunder have been duly authorized by all necessary actions by the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other document, agreement or instrument to which the Selling Stockholder is a party, or by which the Selling Stockholder is bound, or to which any of the property or assets of the Selling Stockholder is subject, (B) result in any violation of the provisions of the certificate or articles of incorporation or bylaws (or other organizational documents) of the Selling Stockholder or (C) result in any violation of any statute or any order, judgment, law, rule, regulation or decree of any court or arbitrator or governmental, regulatory or self-regulatory agency or authority having jurisdiction over the Selling Stockholder or any of its properties or assets, except in the case of clauses (A) and (C) above, for any conflicts, breaches, violations, defaults, liens, charges or encumbrances which would not reasonably be expected to have a Material Adverse Effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement.

(v)                 Title. Except with respect to the exercise of warrants to purchase Shares by the Ares Funds (as defined in Schedule B) immediately prior to Closing Time, the Selling Stockholder has, and immediately prior to the Closing Time, will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the Uniform Commercial Code then in effect in the State of New York (the “UCC”) in respect of, the Shares subject to sale by the Selling Stockholder pursuant to this Agreement on such date free and clear of all Liens or other encumbrances and the legal right and power to enter into this Agreement and to sell, transfer and deliver, in good delivery form through DTC all of the Shares which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with each of its other obligations hereunder and upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all Liens, will pass to the several Underwriters in the manner set forth in the following paragraph.

(vi)                Depository Trust Company. Upon payment of the purchase price by the Underwriters for the Shares to be sold by the Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”) (unless delivery of such Shares is unnecessary because such Shares are already in the possession of Cede or such nominee), registration of such Shares in the name of Cede or such other nominee (unless registration of such Shares is unnecessary because such Shares are already registered in the name of Cede or such nominee) and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (B) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery (if necessary) and crediting occur, (u) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on books and records maintained by Equiniti Trust Company, LLC as the Company’s transfer agent and registrar (the “Transfer Agent”) in accordance with its Charter, Bylaws and applicable law, rule or regulation, (v) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, (w) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC, (x) to the extent DTC, or any other securities intermediary which acts as “clearing corporation” with respect to the Shares, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC or such securities intermediaries and the ownership interest of the Underwriters, (y) claims of creditors of DTC or any other securities intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (z) if at any time DTC or other securities intermediary does not have sufficient Shares to satisfy claims of all of its entitlement holders with respect thereto then all holders will share pro rata in the Shares then held by DTC or such securities intermediary.

(vii)              Absence of Manipulation. The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or that constitutes or would reasonably be expected to constitute, the unlawful stabilization or manipulation of the price of the Shares, any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Shares or otherwise, and has taken no action, and will not take any action, that would directly or indirectly violate Regulation M under the Exchange Act.

(viii)             Material Non-Public Information. The Selling Stockholder is not prompted to sell its Shares pursuant to this Agreement by any material information concerning the Company or its subsidiaries that has not been disclosed in the Pricing Disclosure Package.

(ix)                 Proceedings. There are no legal or governmental, regulatory or self-regulatory investigations, proceedings or actions or claims pending to which the Selling Stockholder is a party or of which any property of the Selling Stockholder is the subject which, if determined adversely to the Selling Stockholder, individually or in the aggregate, would reasonably be expected to prevent or impair the Selling Stockholder’s performance of this Agreement or the consummation of the transactions by the Selling Stockholder contemplated by this Agreement.

(x)                 Accurate Disclosure. At the Applicable Time and at the Closing Time, the Registration Statement and any amendments and supplements (including any prospectus wrapper) thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and at the Applicable Time and at the Closing Time, none of the preliminary prospectus, the Prospectus or any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the representations and warranties in this Section 1(b)(x) shall (i) only apply to statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto (the “Selling Stockholder Information”), it being understood and agreed that such information consists only of the names of the Selling Stockholder, the number of Shares to be sold by the Selling Stockholder and the addresses and other information with respect to the Selling Stockholder (excluding percentages) which appear in the preliminary prospectus in the table (and corresponding footnotes) under the caption “Selling Stockholders,” and (ii) not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that identified as such in Section 1(a)(ii) hereof. If there is any change in a Selling Stockholder’s Selling Stockholder Information, such Selling Stockholder will immediately notify the Representatives of such change.

(xi)                Lock-Up Agreements. The Selling Stockholder has duly executed and delivered a “lock-up” agreement as contemplated by Section 7(o) hereof.

(xii)              No Other Disclosure Materials. Other than the Registration Statement, the Pricing Disclosure Package, the preliminary prospectus contained in the Pricing Disclosure Package, the Prospectus, any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, each electronic road show and any other written communications approved in writing in advance by the Representatives, which approval, in the case of written communications required by law to be prepared, used, authorized, approved or referred to, shall not be unreasonably withheld, delayed or conditioned, each of the Selling Stockholders (including its agents and representatives) has not, directly or indirectly, distributed, used, authorized, approved or referred to, and will not distribute, prepare, use, authorize, approve or refer to, any offering material in connection with the offering and sale of the Shares.

(xiii)               Affiliations. Except with respect to certain Affiliates of Trident Finxera Holdings LP and the Ares Funds (as defined in Schedule B) that have been disclosed to the Representatives, there are no affiliations or associations between any member of FINRA and the Selling Stockholder, and none of the proceeds received by the Selling Stockholder from the sale of the Shares to be sold by the Selling Stockholder hereunder will be paid to a member of FINRA or any Affiliate of (or person “associated with,” as such terms are used in the rules of FINRA) such member, except as described in the preliminary prospectus. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Selling Stockholder any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

(xiv)               No Registration, Preemptive, Co-Sale or Other Similar Rights. Except for such rights as the Selling Stockholder has duly waived or terminated in writing prior to the date of this Agreement Date, or which are described in the Registration Statement, the preliminary prospectus and the Prospectus, the Selling Stockholder: (A) does not have any registration or other similar rights to have any securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, and (B) does not own any warrants, options or similar rights to acquire, and does not have any other right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company.

(xv)                OFAC. None of the Selling Stockholder nor any of its subsidiaries is currently the subject of any U.S. sanctions or is on the United States Treasury Department’s SDN List and the Selling Stockholder will not directly or knowingly indirectly use the proceeds of the offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently the subject of any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC.

(xvi)              ERISA. The Selling Stockholder represents and warrants that it is not (A) an employee benefit plan subject to Title I of ERISA, (B) a plan or account subject to Section 4975 of the Code or (C) an entity deemed to hold “plan assets” of any such plan or account pursuant to Section 3(42) of ERISA.

(xvii)             Anti-Money Laundering Laws. The operations of each Selling Stockholder and its respective subsidiaries are and have been, conducted at all times in compliance with applicable Anti-Money Laundering Laws; and no action, suit or proceeding by or before any court, governmental agency or body involving the Selling Stockholder or any of its respective Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of each Selling Stockholder, threatened.

(xviii)            Foreign Corrupt Practices Act. Neither the Selling Stockholder nor any of its subsidiaries or, to the knowledge of the Selling Stockholder, any director, officer, agent, employee, controlled affiliate or other person associated with or acting on behalf of the Selling Stockholder or any of its Subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) materially violated or is in violation of any provision of the FCPA, or any applicable non-U.S. anti-bribery or anticorruption laws and regulations or regulation; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Selling Stockholder and its subsidiaries have instituted and maintain policies and procedures reasonably designed to promote compliance therewith, and which are reasonably expected to continue to promote continued compliance therewith.

(xix)               Taxes. At the Closing Time, all stock transfer and other taxes that are required to be paid by the Selling Stockholder in connection with the sale of the Shares to be sold by the Selling Stockholder to the Underwriters will have been fully paid by the Selling Stockholder.

(c)               Officer’s Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby. Any certificate signed by any officer of any Selling Stockholders or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

SECTION 2.                Sale and Delivery to Underwriters; Closing.

(a)               Firm Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Stockholder agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholders, in the order of priority and at the price per share set forth in Schedule A, the number of Firm Shares set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 12 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)               Option Shares. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, certain Selling Stockholders as set forth in Schedule A grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,360,596 shares of Common Stock at the price per share set forth in Schedule A. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time within such period from time to time upon notice by the Representatives to the Company and the Selling Stockholders setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (each, a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than 10 full business days after the exercise of said option, nor in any event prior to the Closing Time (as defined below). If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Firm Shares set forth in Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares, subject, in each case, to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)               Payment. Payment of the purchase price for, and delivery of the Firm Shares shall be made at the offices of Freshfields US LLP, 3 World Trade Center, 175 Greenwich Street, 51st Floor, New York, NY 10007 or at such other place as shall be agreed upon by the Representatives and the Selling Stockholders, at 9:00 a.m. (New York City time) on January 17 , 2025 (unless postponed in accordance with the provisions of Section 12), or such other time not later than 10 business days after such date as shall be agreed upon by the Representatives and the Selling Stockholders (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Selling Stockholders, on each Date of Delivery as specified in the notice from the Representatives to the Selling Stockholders and the Company.

Payment shall be made to Equiniti Trust Company, LLC, as custodian of the Selling Stockholders except Trident Finxera Holdings LP (the “Custodian”) and to Trident Finxera Holdings LP by wire transfer of immediately available funds to the bank accounts designated by the Custodian and Trident Finxera Holdings LP, respectively, against delivery of the Shares, through the facilities of The Depository Trust Company (“DTC”), to the Representatives for the respective accounts of the Underwriters. It is understood that each Underwriter has authorized the Representatives, for their accounts, to accept delivery of, receipt for, and make payment of the purchase price for, the Firm Shares and the Option Shares, if any, which they have agreed to purchase. The Representatives, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Option Shares, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3.                Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)               Compliance with Commission Requests. Until the last Date of Delivery, the Company, subject to Section 3(b) hereof will comply with the requirements of Rule 430A and Rule 430B of the Securities Act Regulations, and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Shares shall become effective or any amendment or supplement to the Pricing Disclosure Package or the Prospectus shall have been used or filed, as the case may be, including any document incorporated by reference therein, in each case only as permitted by Section 3 hereof, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Pricing Disclosure Package or the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. Until the last Date of Delivery, the Company will use its best efforts to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(b)               Continued Compliance with Securities Laws. The Company will comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required by the Securities Act (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) to be delivered in connection with sales of the Shares ending no later than nine months from the date hereof (the “Delivery Period”) any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, including, without limitation, any document incorporated therein by reference, in order to comply with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations, the Company will promptly (A) give the Representatives written notice of such event or condition, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement, provided that the Company shall not file or use any such amendment or supplement to which the Representatives shall reasonably object.

(c)               Filing or Use of Amendments or Supplements. During the Delivery Period, the Company (A) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement, and (B) will not amend or supplement the Registration Statement without the Representatives’ prior written consent. Prior to amending or supplementing any preliminary prospectus, the preliminary prospectus or the Prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent.

(d)               Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The signed copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)               Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the Delivery Period, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f)                Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and non-U.S. jurisdictions as the Representatives may designate and to maintain such qualifications in effect during the Delivery Period; provided, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)               Earnings Statements. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable, an earnings statement (satisfying the provisions of Section 11(a) of the Securities Act and the Securities Act Regulations (including Rule 158).

(h)               Listing. The Company will use its best efforts to effect and maintain the listing of the Shares on Nasdaq and will file with Nasdaq all documents and notices required by Nasdaq.

(i)                 Restriction on Sale of Securities. Except with respect to any issuance under the Company Plans, during a period of 90 days from the date of this Agreement (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representatives, directly or indirectly (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) of the Exchange Act Regulations, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares or such other securities, whether any such swap, hedge or transaction described in clause (i) or (ii) above is to be settled by delivery of any shares of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, or (C) any shares of Common Stock issued or options, restricted stock units or other securities granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, provided that such options, restricted stock units or other securities shall not be vested and exercisable within the Lock-Up Period.

(j)                 Reporting Requirements. The Company, during the Delivery Period, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by, and each such document will meet the requirements of, the Exchange Act and the Exchange Act Regulations.

(k)               Lock-Up Agreements. During the Lock-Up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or any of the other actions restricted or prohibited under the terms of the form of “lock-up” agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated by such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers, directors and shareholders pursuant to Section 7(o) hereof.

(l)                 Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representatives will be deemed to have consented to any Issuer General Use Free Writing Prospectuses listed on Schedule C hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an Issuer Free Writing Prospectus and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus during the Delivery Period there occurred or occurs an event or condition as a result of which such Issuer Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives in writing and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to correct such untrue statement or omission.

(m)             Renewal Deadline. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any Shares remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline, (i) promptly notify the Representatives in writing and (ii) promptly file, if it is eligible to do so, a new shelf registration statement relating to the Shares, in a form and substance satisfactory to the Underwriters. If, at the Renewal Deadline, the Company is not eligible to file an shelf registration statement, the Company will, prior to the Renewal Deadline, (i) promptly notify the Representatives in writing, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to such Shares, in a form and substance satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective within 60 days after the Renewal Deadline and (iv) promptly notify the Representatives in writing of such effectiveness. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new shelf registration statement or post-effective amendment, as the case may be.

(n)               DTC. The Company will cooperate with the Underwriters and use its best efforts to permit the Shares to be eligible for clearance, settlement and trading through the facilities of DTC.

(o)               Investment Company Act. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as could require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.

(p)               Regulation M. The Company will not take, and will use its reasonable best efforts to ensure that no Affiliate of the Company will take, directly or indirectly, any action designed to cause or result in or which constitutes or might reasonably be expected to constitute stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its Affiliates to, comply with all applicable provisions of Regulation M.

(q)               Transfer Agent. The Company shall maintain a registrar and transfer agent for the Shares.

(r)                Sarbanes-Oxley Act. The Company and its Subsidiaries will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(s)                Taxes. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, issue or similar tax, including any interest and penalties, on the sale of the Shares and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(t)                 Trademarks. Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

SECTION 4.               Covenants of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees, severally as to itself and not jointly with any other Selling Stockholder, with each of the Underwriters as follows:

(a)               No Stabilization. Each of the Selling Stockholders will not take, directly or indirectly, any action designed to cause or result in or which constitutes or would reasonably be expected to constitute unlawful stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Shares or otherwise, and each of the Selling Stockholders will, and shall cause each of its Affiliates to, comply with all applicable provisions of Regulation M.

(b)               Information Updates. Each of the Selling Stockholders will advise the Representatives promptly, and if requested by the Representatives, will confirm such advice in writing, during the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), of any material new information or material change in the information in the Registration Statement, any preliminary prospectus, the Pricing Disclosure Package, the Prospectus or any amendment or supplement thereto relating to such Selling Stockholder.

(c)               Free Writing Prospectus. Each of the Selling Stockholders represents and agrees that, without the consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act required to be filed by the Company with the Commission or retained by the Company under Rule 433.

(d)               Lock-Up Agreements. Each Selling Stockholder has entered into or shall enter into a Lock-Up Agreement in the form attached hereto.

SECTION 5.                Payment of Expenses.

(a)               Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement and, except as noted below, all expenses of the Selling Stockholders incident to the performance of their obligations under this Agreement or otherwise incurred by the Selling Stockholders in connection with this Agreement or the transactions contemplated hereby, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the delivery of the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale or delivery of the Shares to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Shares under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery to the Underwriters of the Blue Sky Survey and any supplement thereto, and the fees and expenses of making the Shares eligible for clearance, settlement and trading through the facilities of DTC, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the Representatives, the Selling Stockholders and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA, if required, of the terms of the sale of the Shares, (ix) the fees and expenses incurred in connection with the listing of the Shares on Nasdaq, (x) the document production charges and expenses associated with printing this Agreement, (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation contained in the second sentence of Section 1(a)(ii) or the second sentence of Section 1(a)(x), (xii) the reasonable legal fees and expenses (including reasonable fees and disbursements of the counsel for the Underwriters), and marketing, syndication and travel expenses and any expenses related to an investor presentation and/or roadshow that are incurred by the Underwriters, and (xiii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 5(a).

Notwithstanding the foregoing, each Selling Stockholder will pay or cause to be paid all of its expenses incident to the performance of the Selling Stockholder’s obligations under this Agreement that are not otherwise specifically provided in this Section 5, including, but not limited to, all underwriters’ fees, discounts or commission relating to Registrable Securities, and any expenses and stock transfer taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholders to the Underwriters hereunder, to the extent not payable by the Company pursuant to the Registration Rights Agreement among the Company and the Ares Funds (as defined in Schedule B), dated as of April 27, 2021 or otherwise agreed to between the Company and the Selling Stockholders.

(b)               Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 7, Section 11(a) or Section 12 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 6.                Use of Free Writing Prospectuses by Underwriters. Each Underwriter represents and agrees that, unless it obtains the prior consent of the Company, the Selling Stockholders and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.

SECTION 7.                Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein or in certificates of any officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their covenants and other obligations hereunder, and to the following further conditions:

(a)               Effectiveness of Registration Statement, etc. The Registration Statement was filed by the Company with the Commission and has been declared effective not earlier than three years prior to the date hereof. Each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus shall have been filed as required by Rule 424(b) (without reliance on Rule 424(b)(8)) and Rule 433, as applicable, within the time period prescribed by, and in compliance with, the Securities Act Regulations. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

(b)               Opinion of Counsel for the Company. At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance letter, dated the Closing Time, of Troutman Pepper Locke LLP, counsel for the Company, in form and substance satisfactory to the Representatives and substantially in the form of Exhibit A hereto, respectively, together with signed or reproduced copies of such letters for each of the other Underwriters, in form and substance reasonably satisfactory to the Representatives.

(c)               Opinion of Counsel for the Selling Stockholders. At the Closing Time, the Representatives shall have received the favorable opinion dated the Closing Time, of (i) Kramer Levin Naftalis & Frankel LLP, counsel to Trident Finxera Holdings LP, and (ii) Troutman Pepper Locke LLP, counsel for the remaining Selling Stockholders, in form and substance satisfactory to the Representatives and substantially in the form of Exhibit B hereto, respectively, together with signed or reproduced copies of such letters for each of the other Underwriters, in form and substance reasonably satisfactory to the Representatives.

(d)               Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Freshfields US LLP, counsel for the Underwriters, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company, its Subsidiaries, the Selling Stockholders and their subsidiaries and certificates of public officials.

(e)               Officers’ Certificate of the Company. At the Closing Time, the Representatives shall have received a certificate of the Chief Executive Officer or the President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of Closing Time, to the effect that (i) there has been no Material Adverse Effect, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) the conditions specified in Section 7(a) hereof have been satisfied.

(f)                Officers’ Certificate of the Selling Stockholders. At the Closing Time, the Representatives shall have received a certificate from each of the Selling Stockholders, dated the Closing Time, to the effect that (i) the representations and warranties of such Selling Stockholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (ii) such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(g)               Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP with respect to the Company a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are a registered public accounting firm and independent registered public accountants as required by the Securities Act and containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h)               Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 7(e) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(i)                 Certificate of the Chief Financial Officer. At the Closing Time, the Representatives shall have received a certificate executed by the Chief Financial Officer, in form and substance satisfactory to the Representatives.

(j)                 Beneficial Ownership Certificate. On or before the date of this Agreement, the Representatives shall have received a certificate satisfying the beneficial ownership due diligence requirements of the Financial Crimes Enforcement Network from the Company in form and substance satisfactory to the Representatives.

(k)               Other Documents. The Underwriters shall have received such other documents as they may reasonably request with respect to other matters related to the sale of the Shares.

(l)                 Approval of Listing. The Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act and is listed on Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

(m)             No Objection. FINRA shall have not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Shares.

(n)               No Important Changes. Since the respective date hereof or the respective dates of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there shall not have occurred any Material Adverse Effect.

(o)               Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule E hereto.

(p)               Delivery of Prospectus. The Company shall have complied with the provisions hereof with respect to the furnishing of prospectuses, in electronic or printed format, on the New York business day next succeeding the date of this Agreement.

(q)               No Legal Impediment to Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Time, prevent the sale of the Firm Shares by the Selling Stockholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Time, prevent the sale of the Firm Shares by the Selling Stockholders.

(r)                Good Standing. The Representatives shall have received on and as of the Closing Time satisfactory evidence of the good standing of the Company in its jurisdiction of incorporation, in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdiction.

(s)                Conditions to Purchase of Option Shares. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its Subsidiaries hereunder shall be true and correct as of each Date of Delivery, the conditions set forth in Section 7(h), (i) and (j) hereof shall be satisfied at each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)                 Officers’ Certificate of the Company. A certificate, dated such Date of Delivery, of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 7(e) hereof remains true and correct as of such Date of Delivery.

(ii)                 Officers’ Certificate of the Selling Stockholders. A certificate, dated such Date of Delivery, of each of the Selling Stockholders selling Option Shares confirming that the certificate delivered at the Closing Time pursuant to Section 7(f) hereof remains true and correct as of such Date of Delivery.

(iii)                Opinion of Counsel for the Company. The favorable opinion and negative assurance letter of Troutman Pepper Locke LLP, counsel for the Company, in form and substance satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 7(b) hereof.

(iv)                Opinion of Counsel for the Selling Stockholders. The favorable opinion of Troutman Pepper Locke LLP, counsel for the Selling Stockholders selling Option Shares, in form and substance satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 7(c) hereof.

(v)                 Opinion of Counsel for Underwriters. The favorable opinion of Freshfields US LLP, counsel for the Underwriters, in form and substance satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 7(d) hereof.

(vi)                Bring-down Comfort Letter. A letter from Ernst & Young LLP with respect to the Company, in form and substance satisfactory to the Representatives, each dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 7(h) hereof, except that the “specified date” in each letter furnished pursuant to this paragraph shall be a date not more than two business days prior to such Date of Delivery.

(vii)               Certificate of the Chief Financial Officer. A certificate executed by the Chief Financial Officer of the Company, dated as of such Date of Delivery, substantially in the same form and substance as the certificate required by Section 6(i).

(viii)              No Legal Impediment to Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Date of Delivery, prevent the sale of the Option Shares by the Selling Stockholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Date of Delivery, prevent the sale of the Option Shares by the Selling Stockholders.

(ix)                 Good Standing. The Representatives shall have received on and as of the Date of Delivery satisfactory evidence of the good standing of the Company in its jurisdiction of incorporation, in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdiction.

(t)                 Additional Documents. At the Closing Time and at each Date of Delivery (if any), counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholders in connection with the sale of the Shares as herein contemplated shall be in form and substance satisfactory to the Representatives and counsel for the Underwriters.

(u)               If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Shares on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Shares, may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Section 1, Section 7, Section 8, Section 9, Section 16, Section 17, Section 18 and Section 19 shall survive any such termination and remain in full force and effect.

SECTION 8.                Indemnification.

(a)               Indemnification of Underwriters and Selling Stockholders by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its Affiliates, selling agents, officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and Selling Stockholders as follows:

(i)                  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, any “road show”, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                 against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(e) hereof) any such settlement is effected with the written consent of the Company;

(iii)               against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b)               Indemnification of Underwriters by the Selling Stockholders. Each Selling Stockholder will, severally as to itself and not jointly with any other Selling Stockholder, indemnify and hold harmless each Underwriter, its Affiliates and selling agents, officers, directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their directors and officers against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in reliance upon and in conformity with any Selling Stockholder Information in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto); provided that the liability under this subsection of a Selling Stockholder shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Stockholder, less the underwriting discount, as set forth on the front cover page of the Prospectus.

(c)               Indemnification of Company, Directors and Officers and Selling Stockholders by Underwriters. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Selling Stockholders against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(d)               Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) and Section 8(b) hereof, counsel to the indemnified parties shall be selected by the Representatives; in the case of parties indemnified pursuant to Section 8(c) hereof, counsel to the indemnified parties shall be selected by the Company or the Selling Stockholders, as applicable. An indemnifying party may participate at its own expense in the defense of any such action; provided, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)               Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 60 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 9.                Contribution. If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Shares as set forth on the cover of the Prospectus.

The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission; provided that the liability of a Selling Stockholder under this Section 9 shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Stockholder, less the underwriting discount, as set forth on the front cover page of the Prospectus.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by such Underwriter in connection with the Shares underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the number of Firm Shares set forth opposite their respective names in Schedule A hereto and not joint.

For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates, officers, directors and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or a Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company or the Selling Stockholders, as applicable.

SECTION 10.            Representations, Warranties and Agreements to Survive. The indemnity and contribution provisions contained in Section 8 and Section 9, and all representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, any of its Subsidiaries, the Selling Stockholders or any of their subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates, officers, directors and or selling agents, any person controlling any Underwriter or the Company’s or any Selling Stockholder’s officers or directors or any person controlling the Company or Selling Stockholder and (ii) delivery of and payment for the Shares.

SECTION 11.            Termination of Agreement.

(a)               Termination. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Time, (i) if there has been, in the reasonable judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any Material Adverse Effect, (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including without limitation as a result of terrorist activities, in each case the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, or Nasdaq, (iv) if trading generally on the Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental agency or body, (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a general moratorium on commercial banking activities has been declared by either federal or New York authorities or if there is a material disruption in commercial banking or securities settlement or clearance services in the United States.

(b)               Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Section 1, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 16 and Section 17 shall survive such termination and remain in full force and effect.

SECTION 12.            Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Shares which it or they are obligated to purchase under this Agreement (the “Defaulted Shares”), the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 36-hour period, then:

(i)                  if the number of Defaulted Shares does not exceed 10% of the number of Shares to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)                 if the number of Defaulted Shares exceeds 10% of the number of Shares to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Selling Stockholders to sell, the Option Shares to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Stockholders to sell the relevant Option Shares, as the case may be, either the Representatives or the Selling Stockholders shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 12.

SECTION 13.            Recognition of the U.S. Special Resolution Regimes.

(a)               In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)               In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

SECTION 14.            Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019, attention: Capital Markets, e-mail: uscapitalmarkets@kbw.com and TD Securities (USA) LLC, 1 Vanderbilt Avenue, New York, New York 10017, attention: Head of Equity Capital Markets, e-mail: CIBLegal@tdsecurities.com, with a copy to Freshfields US LLP, 3 World Trade Center, 175 Greenwich Street, 51st Floor, New York, NY 10007, attention: Christopher DeCresce, e-mail: christopher.decresce@freshfields.com; notices to the Company shall be directed to Priority Technology Holdings, Inc., 2001 Westside Parkway, Suite 155, Alpharetta, GA 30004, attention: Timothy O’Leary, e-mail: tim.oleary@prth.com, with a copy to Troutman Pepper Locke LLP, 600 Peachtree Street SE, Suite 3000, Atlanta, Georgia, 30308, attention; James Stevens, e-mail: james.stevens@troutman.com; and notices to the Selling Stockholders shall be directed to them at their respective addresses listed in Schedule B.

SECTION 15.            No Advisory or Fiduciary Relationship. The Company and each of the Selling Stockholders acknowledge and agree that (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the initial public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Shares and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its Subsidiaries, the Selling Stockholders, any of their subsidiaries, or any of the Company’s or the Selling Stockholders’ shareholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholders in connection with the offering of the Shares or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, any of its Subsidiaries, the Selling Stockholders, any of their subsidiaries on other matters) or any other obligation to the Company or the Selling Stockholders in connection with the offering of the Shares except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders, and (e) the Underwriters have not provided any legal, accounting, financial, regulatory or tax in connection with the offering of the Shares, and the Company and the Selling Stockholders have consulted their own respective legal, accounting, financial, regulatory and tax advisors to the extent they deemed appropriate. The Company and the Selling Stockholders waive to the fullest extent permitted by applicable law any claims that they may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares. Moreover, each Selling Stockholder acknowledges and agrees that, although the Representatives may be required or choose to provide the Selling Stockholders with certain Regulation Best Interest and Form CRS disclosures in connection with the offering, the Representatives and the other Underwriters are not making a recommendation to the Selling Stockholders to participate in the offering, enter into a “lock-up” agreement, or sell any Shares at the price determined in the offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

SECTION 16.            Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholders and their respective successors and the indemnified parties referred to in Section 8 and Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, and said controlling persons, Affiliates, selling agents, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 17.            Trial by Jury. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates), the Selling Stockholders and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 18.         GOVERNING LAW. THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREUNDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

SECTION 19.            Consent to Jurisdiction. Each of the parties hereto agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or proceeding brought in any Specified Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 20.            TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 21.            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Agreement by the parties hereto and may be used in lieu of the original signature pages to this Agreement for all purposes.

SECTION 22.            Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 23.          Entire Agreement; Amendments. This Agreement constitutes the entire Agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party that the condition is meant to benefit.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Stockholders in accordance with its terms.

Very truly yours,
PRIORITY TECHNOLOGY HOLDINGS, INC.

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman and Chief Executive Officer

THE SELLING STOCKHOLDERS NAMED ON SCHEDULE B HERETO OTHER THAN TRIDENT FINXERA HOLDINGS LP AND THE ARES FUNDS, EACH OF SUCH SELLING STOCKHOLDERS ACTING SEVERALLY

By:	/s/ Timothy O’Leary
Name:	Timothy O’Leary
Title:	Attorney-in-Fact acting on behalf of each of the Selling Stockholders, acting severally

TRIDENT FINXERA HOLDINGS LP

By: Trident Finxera Holdings GP LLC,
its general partner

By:	/s/ Joshua S. Goldman
Name:	Joshua S. Goldman
Title:	Vice President and Secretary

ARES SDL BLOCKER HOLDINGS LLC

By: Ares Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES JASPER FUND LLC

By: Private Credit Fund C-1 HoldCo, LLC – SERIES 1, its Sole Member

By: Ares Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES DIRECT FINANCE I LP

By: Ares Capital Management LLC, its Investment Manager

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC

By: Ares Capital Management LLC, its Account Manager

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES SFERS CREDIT STRATEGIES FUND LLC

By: Ares Capital Management LLC, its Account Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

CHIMNEY TOPS LOAN FUND, LLC

By: Ares Capital Management LLC, its Account Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P.

By: Ares Centre Management L.P., its Investment Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

By: Ares Management LLC, its Investment Manager

By: Ares Capital Management LLC, as Sub-Adviser

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES PCS PF EQUITY HOLDINGS LLC

By:	Ares Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES CAPITAL CORPORATION

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

APF HOLDINGS III, L.P.

By: Ares Alternative Credit Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

[Signature P age to Underwriting Agreement]

CONFIRMED AND ACCEPTED,
as of the date first above written:

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Victor Sack
Name: Victor Sack
Title: Managing Director

TD SECURITIES (USA) LLC

By:	/s/ Rob Viola
Name: Rob Viola
Title: Managing Director

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE A

The public offering price per share for the Shares shall be $7.75.

The purchase price per share for the Shares to be paid to the Selling Stockholders by the several Underwriters shall be $7.44, being an amount equal to the public offering price set forth above less $0.31 per share.

Name of Underwriter	Number of Firm Shares
Keefe, Bruyette & Woods, Inc.	3,174,725
TD Securities (USA) LLC	2,494,427
B. Riley Securities, Inc.	1,814,129
Alliance Global Partners	907,064
Lake Street Capital Markets, LLC	680,298
Total	9,070,643

The Shares will be purchased from the Selling Stockholders in the following order of priority:

First, from Trident Finxera Holdings LP until it no longer owns any shares of Common Stock, then pro rata from the Ares Funds (as defined in Schedule B) until they no longer own any whole shares of Common Stock, then pro rata from the remaining Selling Stockholders.

If the Underwriters exercise their option to purchase the Option Shares, such Option Shares shall be purchased pro rata from the remaining Selling Stockholders.

SCHEDULE B

Selling Stockholders

Selling Stockholders Names and Addresses	Number of Firm Shares To be Sold
Trident Finxera Holdings LP c/o Stone Point Capital LLC 20 Horseneck Lane, Greenwich, CT 06830	3,485,165
AESV Credit Card Consulting, LLC c/o Priority Technology Holdings, Inc., 2001 Westside Parkway, Suite 155 Alpharetta, GA 30004	3,454,575
Ares Funds(1) c/o Ares Management LLC 1800 Avenue of the Stars Suite 1400 Los Angeles, CA 90067	1,803,643
Thomas C. Priore c/o Priority Technology Holdings, Inc., 2001 Westside Parkway, Suite 155 Alpharetta, GA 30004	294,167
Ranjana Ram c/o Priority Technology Holdings, Inc., 2001 Westside Parkway, Suite 155 Alpharetta, GA 30004	18,385
William Gahan c/o Priority Technology Holdings, Inc., 2001 Westside Parkway, Suite 155 Alpharetta, GA 30004	14,708

(1) The “Ares Funds” include the funds listed in the table below, holding warrants to purchase the number of shares of common stock listed in the table below:

Ares Funds	Number of Shares of Common Stock Underlying Warrants
Ares SDL Blocker Holdings LLC	12
Ares Jasper Fund LLC	12
Ares Direct Finance I LP	12
Ares ND Credit Strategies Fund LLC	361
Ares SFERS Credit Strategies Fund LLC	361
Chimney Tops Loan Fund, LLC	361
Ares Centre Street Partnership, L.P.	12,254
Ares Credit Strategies Insurance Dedicated Fund Series Interests of the SALI Multi-Series Fund, L.P.	14,479
Ares PCS PF Equity Holdings LLC	527,227
Ares Capital Corporation	527,226
APF Holdings III, L.P.	721,536
Total	1,803,841

SCHEDULE C

Issuer Free Writing Prospectuses

None.

SCHEDULE D

Subsidiaries of the Company

1.	Priority Technology Holdings, Inc.
2.	Priority Holdings, LLC
3.	Priority Payment Systems, LLC (Georgia LLC)
4.	Priority Hospitality Technology, LLC
5.	Priority Ovvi, LLC
6.	Priority Payright Health Solutions, LLC
7.	Priority Commerce Canada, Inc. (Canadian corporation)
8.	Priority Real Estate Technology, LLC
9.	Priority Finance, LLC
10.	Priority Commercial Payments, LLC
11.	Plastiq, Powered by Priority LLC
12.	Plastiq Canada, Inc. (Canadian corporation)
13.	Finxera Holdings, Inc.
14.	Finxera Intermediate, LLC
15.	Finxera, Inc. (California corporation)
16.	Priority IDC Private Limited (Indian company)
17.	Enhanced Capital RETC Fund XII, LLC
18.	Priority Account Administration Services, Inc.
19.	Priority Tech Ventures, LLC
20.	Priority IR, LLC
21.	Priority Ambient TPA Solutions, LLC
22.	Prisma Prop Tech, LLC
23.	Priority Wave, LLC
24.	Priority Build, LLC
25.	Priority Rollfi, LLC

SCHEDULE E

Persons Delivering Lock-Up Agreements

Executive Officers

Thomas Priore

Tim O’Leary

Sean Kiewiet

Bradley Miller

Ranjana Ram

Rajiv Kumar

David Faupel

Non-Employee Directors

Marc Crisafulli

Marietta Davis

Christina Favilla

Michael Passilla

John Priore

All Selling Stockholders Party Hereto

EXHIBIT A

Form of Opinion of Troutman Pepper Locke LLP

Opinion of counsel for the Company to be delivered pursuant to Section 7(b) of the Agreement.

References to the Prospectus in this Exhibit A include any amendments and supplements thereto at the Closing Time. Capitalized terms used in this Exhibit A without definition shall have the respective meanings ascribed to them in the Agreement.

(i)             The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under the Agreement and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect;

(ii)            Each domestic subsidiary of the Company (each a “Subsidiary”, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation, formation or organization, has the requisite corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly qualified as a foreign corporation or other business entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing could not result in a Material Adverse Effect.

(iii)           The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(iv)           The Shares have been duly and validly authorized and are validly issued and fully paid and non-assessable;

(v)            No shareholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the Charter or Bylaws of the Company or the law of the State of Delaware or (ii) to the knowledge of such counsel, otherwise;

(vi)           Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the knowledge of counsel, no shareholder of the Company or any other person has the right (other than any right which has been duly waived), as a result of the filing of the Registration Statement or the offering contemplated by the Agreement, pursuant to the terms of any contract, agreement or other instrument, to cause the Company to register under the Securities Act the resale of any securities of the Company or to include any such securities in the Registration Statement or the offering contemplated by the Agreement.

(vii)         The Agreement has been duly authorized, executed and delivered by the Company;

(viii)        The execution of the Agreement by the Company and the performance by the Company with all of the provisions of the Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of (i) the terms or provisions of, or constitute a default under, material obligations listed in Schedule I hereto (the “Material Obligations”), (ii) the Charter or the Bylaws or other organization documents of the Company or any of the Subsidiaries or (iii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, or, to counsel’s knowledge, any order, judgement or decree specifically naming the Company or any of the Subsidiaries of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, except in the case of clause (i), as would not have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole,; and no consent, approval, authorization, license, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, licenses, orders, registrations or qualifications as may be required under state securities or Blue Sky laws, FINRA or Nasdaq in connection with the purchase and distribution of the Shares by the Underwriters;

(ix)          The Company is not and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act;

(x)            The information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Capital Stock,” “Government Regulation and Payment Network Rules” and “Legal Proceedings,” insofar as it constitutes matters of law or summaries of the Company’s Charter and Bylaws, respectively, is correct in all material respects; and

(xi)           The Registration Statement is effective under the Securities Act; the Prospectus has been filed in accordance with Rule 424(b) under the Securities Act; and no stop order suspending the effectiveness or use of the Registration Statement has been issued under the Securities Act and, to counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

In addition, such counsel shall state that, although (a) such counsel’s primary purpose of their engagement was not to establish or confirm factual matters or financial or accounting matters, (b) except as expressly set forth herein, they are not passing upon and do not assume any responsibility for nor have they independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto, and (c) they assume no responsibility for and have not independently verified the accuracy, completeness or fairness of the financial statements and other financial data or accounting data derived therefrom included in the Registration Statement, the Pricing Disclosure Package, or the Prospectus or any amendment or supplement thereto, and have not examined the accounting or financial records from which such financial statements and relevant data are derived, (i) such counsel, in connection with its engagement, has participated in conferences with the Representatives and counsel of the Representatives and with certain officers and employees of, and counsel and independent certified public accountants for, the Company, at which conferences the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto were discussed, and based upon such participation and discussions, no facts have come to such counsel’s attention that has lead such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Closing Time or Date of Delivery, as the case may be (other than the financial statements, related schedules and other financial data therein, as to which such counsel need express no opinion), contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Closing Time or Date of Delivery, as the case may be (other than the financial statements, related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Applicable Time, any of the Registration Statement, any preliminary prospectus, the preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (other than the financial statements, related schedules and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) such counsel confirms that the Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Closing Time or Date of Delivery, as the case may be, comply as to form in all material respects with the requirements of the Securities Act and Securities Act Regulations.

In rendering such opinion, such counsel may (1) rely as to matters governed by the laws of states other than Delaware on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and (2) rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper on certificates of responsible officers of the Company and public officials.

EXHIBIT B

Form of Opinion of the Selling Stockholders Counsel

Form of opinion of counsel for the Selling Stockholders to be delivered pursuant to Section 7(c) of the Agreement.

References to the Prospectus in this Exhibit B include any amendments and supplements thereto at the Closing Time. Capitalized terms used in this Exhibit B without definition shall have the respective meanings ascribed to them in the Agreement.

(i)                            Each Selling Stockholder that is an entity is validly existing and in good standing under the laws of its respective jurisdiction and has full power and authority to enter into and perform its obligations under the Agreement;

(ii)                            The Agreement has been duly authorized, executed and delivered by each of the Selling Stockholders;

(iii)                           The sale of the Shares to be sold by the Selling Stockholders under the Agreement, the execution of the Agreement by the Selling Stockholders and the compliance by the Selling Stockholders with all of the provisions of the Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement, instrument or other document listed on Schedule I hereto to which any of the Selling Stockholders is a party, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws (or other organization documents) of any Selling Stockholder or any Relevant Law or any order known to such counsel of any New York or United States federal court; and

(iv)                          To the knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required under any Relevant Law for the sale of the Shares to be sold by the Selling Stockholders under the Agreement or the consummation by the Selling Stockholders of the transactions contemplated by the Agreement in connection with the Shares to be sold by the Selling Stockholder, other than such as have been previously obtained or made and those that may be required (i) under state securities or blue sky laws in connection with the offer and sale of the Shares (as to which such counsel expresses no opinion, and (ii) by any national securities exchange or interdealer quotation system upon which the Shares may be traded or listed.

Such counsel expresses no opinion as to any laws other than the laws of the State of New York, the Revised Uniform Limited Partnership Act of the State of Delaware and the federal laws of the United States of America, that, in each case, in the experience of such counsel, it recognizes are normally applicable to transactions of the type contemplated by the Agreement and are not applicable as a result of the particular business entity or ownership (the “Relevant Laws”). Without limiting the foregoing, except with respect to the opinion expressed in paragraph (xv), such counsel expresses no opinion with respect to federal or state securities laws.

In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper on certificates of responsible officers of the Selling Stockholders and public officials.

EXHIBIT C

Form of Lock-Up Agreement

January 15, 2025

PRIORITY TECHNOLOGY HOLDINGS, INC.

2001 Westside Parkway

Suite 155

Alpharetta, GA 30004

and

KEEFE, BRUYETTE & WOODS, INC.

787 Seventh Ave., 5th Floor

New York, New York 10019

TD SECURITIES (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

As Representatives of the several Underwriters

Re:         Proposed Public Offering of Priority Technology Holdings, Inc. Common Stock

Ladies and Gentlemen:

The undersigned, a stockholder, an executive officer and/or a director of Priority Technology Holdings, Inc., a Delaware corporation (the “Company”), understands that Keefe, Bruyette & Woods, Inc. (“KBW”) and TD Securities (USA) LLC (“TD Cowen” and together with KBW, the “Representatives”), as representatives of the several Underwriters (each an “Underwriter” and collectively, the “Underwriters”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and certain stockholders (the “Selling Stockholders”) to be named therein providing for the public offering (the “Offering”) of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) pursuant to a Registration Statement on Form S-3. Capitalized terms used but not defined in this letter have the meaning given to them in the Underwriting Agreement.

1

In recognition of the benefit that the Offering will confer upon the undersigned as a stockholder, executive officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter to be named in the Underwriting Agreement that, commencing on the date hereof and ending on, and including, the date that is ninety (90) days from the date of the Underwriting Agreement (such ninety (90)-day period being referred to herein as the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representatives, directly or indirectly,

1.	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for our Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or exercise any right with respect to the registration of any of the foregoing, or file or cause to be filed any registration statement in connection therewith under the Securities Act of 1933, as amended (the “Securities Act”),

2.	enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Common Stock or any securities convertible into or exchangeable or exercisable for or repayable with our Common Stock, whether any such swap, hedge or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or

3.	publicly disclose the intention to make any such offer, pledge, sale or disposition, or to enter into any such swap, hedge, transaction or other arrangement.

The foregoing restrictions shall not apply to:

1.	the offering and sale of shares of Common Stock by the Selling Stockholders in the Offering pursuant to the Underwriting Agreement;

2.	transfers by bona fide gift or gifts, including, without limitation, to a charitable organization, provided that the recipient or recipients agree to be bound in writing by the restrictions set forth herein;

3.	transfers by will or estate or intestate succession to the undersigned’s family, provided that the recipient or recipients agree to be bound in writing by the restrictions set forth herein;

4.	transfers to any corporation, trust, family limited partnership or other entity for the direct or indirect benefit of the undersigned or the immediate family (as defined in Rule 16a-1(e) under the Exchange Act) of the undersigned; provided, that the corporation, the trustee of the trust, the general partner of the family limited partnership or other entity, as the case may be, agrees to be bound by the restrictions set forth herein; and provided further, that any such transfer shall not involve a disposition for value;

5.	if the undersigned is a corporation, partnership, limited liability company or other entity, distributions of shares of Common Stock to members, managers, limited or general partners, stockholders or other equityholders of the undersigned, or to the estates of any such members, managers, limited or general partners, stockholders or other equityholders; provided, that any such member, manager, limited or general partner, stockholder or equityholder, or the estate of any such member, manager, limited or general partner, stockholder or equityholder, as the case may be, agrees to be bound by the restrictions set forth herein;

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6.	transfers to the undersigned’s affiliates or to any investment fund or other entity, in each case, that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the undersigned; provided, that any such transferee agrees to be bound by the restrictions set forth herein;

7.	transfers to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (1) through (6) above;

8.	transfers to the Company, to satisfy any tax withholding obligations of the Company or the undersigned, or to satisfy the exercise price of stock options or warrants by the undersigned, upon exercise by the undersigned of stock options or vesting of outstanding restricted stock awards or other similar equity incentive awards that have been granted by the Company prior to, and are outstanding as of, the date of the Underwriting Agreement; provided that the underlying Common Stock continues to be subject to the terms of this letter agreement;

9.	transfers of shares of Common Stock pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a change of control of the Company, provided that in the event that such tender offer, merger, consolidation or other transaction is not completed, the undersigned’s Common Stock shall remain subject to the provisions of this letter agreement;

10.	transfers pursuant to a pledge in a bona fide transaction which is in effect prior to the date hereof to a lender to the undersigned and disclosed in writing to the Representatives prior to the execution of this letter agreement, provided that the recipient or recipients agree to be bound in writing by the restrictions set forth herein;

11.	transfers pursuant to domestic relations or court orders, provided that the recipient or recipients agree to be bound in writing by the restrictions set forth herein;

12.	transactions in shares of Common Stock acquired in the Offering or in open market transactions after the completion of the Offering;

13.	transfers not involving a change in beneficial ownership;

14.	establishments or amendments of trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; provided that (1) such plans do not provide for the transfer of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock during the Lock-Up Period and (2) no filing by any party under the Exchange Act or other public announcement shall be required or made voluntarily in connection with such trading plan, except that to the extent a public announcement or filing under the Exchange Act, if any, is required of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock may be made under such plan during the Lock-Up Period; or

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15.	transfers with the prior written consent of the Representatives, as provided below.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock, except in compliance with this letter agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

The Representatives acknowledge and agree that, in the event the Representatives on behalf of the Underwriters release or waive (the “Triggering Release”), in full or in part, any stockholder, executive officer or director of the Company who beneficially owns at least two percent (2.0%) of the shares of Common Stock (such person, a “Triggering Stockholder”) from the restrictions of any lock-up agreement for the benefit of the Underwriters in connection with the Offering, then the undersigned shall automatically be released from this letter agreement to the same extent, with respect to the same percentage of Common Stock of the undersigned as the percentage of Common Stock being released in the Triggering Release with respect to the Common Stock held by the Triggering Stockholder (calculated as a percentage of the total outstanding shares of Common Stock held by the Triggering Stockholder) (such percentage, the “Specified Percentage”) at the time of the request of the Triggering Release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and the transferee has agreed in writing to be bound by the same terms described in this letter agreement to the extent and for the duration that such terms remain in effect at the time of the transfer, (ii) the releases or waivers are granted to one or more individual parties (whether in one or multiple releases) by the Representatives in an amount less than or equal to an aggregate of one percent (1.0%) of the shares of Common Stock, calculated immediately following the Offering, or (iii) a release(s) granted to any stockholder, executive officer or director of the Company due to circumstances of an emergency or hardship as determined by the Representatives in their sole judgment.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this letter agreement. The undersigned agrees that the provisions of this letter agreement are irrevocable and shall be binding upon the permitted successors and assigns, heirs, and personal and legal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering, and the undersigned has consulted its own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Representatives and the other Underwriters are not making a recommendation to you to enter into this letter agreement and nothing set forth in such disclosures is intended to suggest that the Representatives are or any Underwriter is making such a recommendation.

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The undersigned understands that, if (i) the registration statement on Form S-3 with respect to the Offering is withdrawn, (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock to be sold by the Selling Stockholders thereunder, (iii) the Company advises the Representatives in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, or (iv) either of the Representatives, on behalf of the underwriters, advises the Company in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Offering, the undersigned shall be released from all obligations under this letter agreement. The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions.

This letter agreement may be executed manually or electronically via email, .pdf, DocuSign, or other electronic means. The parties intend to be bound by such electronic signatures, which shall have the same force and effect as manually executed signatures. This letter agreement may be executed in two or more identical counterparts, including by electronic signature, all of which shall be one and the same agreement.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

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The undersigned understands that the Company and the Underwriters are relying upon this letter agreement in proceeding toward consummation of the Offering.

Stockholder:

By:
Name:
Title:

[Signature page to Lock-Up Agreement]